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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 11, 2000



                   FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      001-15181               04-3363001
(State or other jurisdiction of       (Commission File        (I.R.S. Employer
 incorporation or organization)           Number)           Identification No.)



                              82 RUNNING HILL ROAD
                           SOUTH PORTLAND, MAINE 04106
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (207) 775-8100



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ITEM 5.  OTHER EVENTS

     On September 11, 2000 Fairchild Semiconductor International, Inc. ("Fairchild") announced acquisitions of KOTA Microcircuits, Inc. and the power management business of Micro Linear Corporation. Further information is included in Fairchild's press release incorporated herein by reference.


     c) Exhibits

        99.1     Press Release dated September 11, 2000





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Fairchild Semiconductor International, Inc.


Date:  September 12, 2000           By: /s/ David A. Henry
                                       -----------------------------------
                                        David A. Henry
                                        Vice President, Corporate Controller
                                        (Principal Accounting Officer and
                                        Duly Authorized Officer)






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